--------------------------------------------------------------------------------
Table of Contents
-------------------------------------------------------------

THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1996

Report From Your Investment Advisor...................................................          2
Schedules of Portfolio Investments....................................................          5
Statements of Assets and Liabilities..................................................          7
Statements of Operations..............................................................          8
Statements of Changes in Net Assets...................................................          9
Notes to Financial Statements.........................................................         10
Financial Highlights..................................................................         13

                                                                            ----

--------------------------------------------------------------------------------
Report From Your Investment Advisor
-------------------------------------------------------------

THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1996

WE ARE PLEASED TO PRESENT THIS SEMI-ANNUAL REPORT FOR THE ONE GROUP-REGISTERED TRADEMARK- FAMILY OF MUTUAL FUNDS. ON THE FOLLOWING PAGES, YOU WILL FIND AN OVERVIEW OF THE FINANCIAL MARKETS AND YOUR FUND'S PERFORMANCE FOR THE PERIOD FROM JULY 1, 1996, THROUGH DECEMBER 31, 1996.

DEAR VALUED SHAREHOLDERS:
Thank you for your continued support of The One Group Family of Mutual Funds.

1996 proved to be a rewarding year for stock investors, and a challenging one for bond investors. Stocks maintained the strength they exhibited during 1995 and posted impressive double-digit returns. Bond returns, on the other hand, slipped back into the low single digits, as the market was plagued with volatility.

As strong as the stock market's returns were during 1996, and as disappointing as the bond market's results were, it's important to keep performance--whether good or bad--in perspective. Returns in any single year shouldn't influence your long-term investment strategy.

It's highly unlikely that, over the long term, the stock market will remain as strong as it has been during the past two years, or that the bond market will remain as volatile. While returns may fluctuate over the short term, over the long term the markets tend to adjust for periodic ups and downs so that performance evens out.

These market dynamics underscore the importance of three key investment strategies:

- MAINTAINING A LONG-TERM PERSPECTIVE. Don't let short-term returns distract you from your long-term strategy. Let time work for your investment portfolio. After all, it's time, not timing, that allows investments to realize their full potential.

- ASSET ALLOCATION. Spreading your investment dollars among stocks, bonds and money market securities according to your goals, time frame and risk tolerance exposes your money to opportunities from each major asset class.

- DIVERSIFICATION. Investing in a variety of securities within each asset class may enhance your returns while helping to reduce overall portfolio risk.

We believe that following these principles is critical to long-term investment success. Nevertheless, it sometimes is difficult for individual investors to implement these strategies in their own investment plans. The One Group is always working on new ways to make investing easy and convenient. And now, taking advantage of these investment techniques has never been simpler.

Four new funds--THE ONE GROUP INVESTOR FUNDS-- take the time and complexity out of allocating your assets and assembling a diversified investment portfolio. They offer a convenient way to enjoy asset allocation and broad diversification from ONE investment.

Each of The One Group Investor Funds is targeted toward a specific investment objective, such as growth, income or a combination of the two. In striving to meet these objectives, the investment professionals managing The One Group Investor Funds invest in a combination of mutual funds from The One Group family. So, by investing in the SINGLE One Group Investor Fund best suited to your goals, you enjoy instant diversification and professional asset allocation.

The One Group Investor Funds are suitable for various investment goals, including one of the most important--retirement. Because they offer a single source for asset allocation and broad diversification, they may be ideal investments for THE ONE GROUP IRA.

The One Group IRA can be one of the smartest ways to save for retirement:

- All workers AND non-working spouses may contribute up to $2,000 A YEAR.

- You accumulate TAX-DEFERRED EARNINGS during your working years.

- For certain investors, some or all of the $2,000 annual IRA contribution limit may be TAX-DEDUCTIBLE.

There's still time to make your IRA investment for the 1996 income tax year; the deadline is April 15. All it takes is a minimum of $25 to set up your IRA, as long as you sign up for systematic investing. Otherwise, the minimum is $250. And, if you maintain a balance of at least $1,000, The One Group will waive the annual IRA maintenance fee.

----
 2

--------------------------------------------------------------------------------
Report From Your Investment Advisor, continued
--------------------------------------------------------------------------------

THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1996

We invite you to learn more about The One Group Investor Funds and The One Group IRA by calling 1-800-480-4111, or by visiting The One Group web site at WWW.ONEGROUP.COM. From here, you quickly can access a variety of fund-related information, including prices, performance updates, fund manager biographies and more. In addition, you will find an interactive asset allocation tool with which you can determine your investor profile and select an appropriate model portfolio.

Thank you again for the confidence you have shown in The One Group Family of Mutual Funds. Your ongoing support is appreciated as The One Group continues to make investing rewarding and convenient.

Sincerely,

                [SIG]
David J. Kundert
PRESIDENT & CEO,
BANC ONE INVESTMENT ADVISORS CORPORATION,
INVESTMENT ADVISOR TO THE ONE GROUP

                            [DAVID J. KUNDERT PHOTO]

For more complete information about The One Group Investor Funds and The One Group IRA, including charges and expenses, you may obtain a prospectus by calling The One Group at 1-800-480-4111. Please read the prospectus carefully before you invest.

                                                                            ----

--------------------------------------------------------------------------------
Report From Your Investment Advisor, continued
--------------------------------------------------------------------------------

THE ONE GROUP FAMILY OF MUTUAL FUNDS                           DECEMBER 31, 1996

ECONOMY STAYS ON STEADY COURSE
Economic growth during the second half of 1996 started out on unstable ground, with inventory accumulation representing approximately 75% of the third quarter's 2.1% GDP growth. When growth is backed by a surge in inventories, it is not sustainable. During the fourth quarter, though, a decline in the level of reported inventories revealed virtually no contribution from this component toward the 4.7% overall growth rate. This demonstrated that the composition of growth as the year ended was much more solid than it was in the third quarter.

EXPECTED FED ACTION DOESN'T MATERIALIZE
While short-term interest rates, such as the three-month Treasury bill rate, seem to have remained relatively stable from the beginning of the six-month period, when they were 5.23%, to the end, when they were 5.17%, there was, in fact, significant volatility in between. After a surge in GDP growth in the second quarter--to 4.7%--the bond market became convinced that a tightening by the Federal Reserve was necessary, causing rates on the two-year Treasury note to climb as high as 6.43%. The Fed, however, left its monetary policy unchanged, and short-term rates came back down.

With regard to adjusting monetary policy, the Fed remained idle during the second half of the year. In fact, the only Fed action for all of 1996 came on Jan. 31, when it cut the federal funds rate by 0.25%. Nevertheless, the Fed continued to nurture economic growth during the second half, as it was able to largely ignore the tightness of the labor market and increased labor costs that characterized the period. The Fed's current philosophy continues to be somewhat preemptive in nature, but not as preemptive as it was in 1994, when it first introduced this philosophy to the financial markets.

LONG-TERM RATES DECLINE
Investor concerns about stronger economic growth diminished during the final few months of the year, as the market became more hopeful that economic growth eventually would slow down. As a result, long-term interest rates toward the latter half of the year proceeded to decline even in the wake of higher inflation.

Consumer prices slowly increased during the period, ending the year up 3.3% on a year-over-year basis. Prices at the beginning of the six-month period were rising only 2.8% on a year-over-year basis. The decline in long-term rates occurred on the bond market's expectation that inflation in 1997 would be a lot more subdued, and slower economic growth would take some wind out of inflationary pressures.

The decline in long-term interest rates during the second half of the year continued to add overall support to the country's stock market. In addition, it may have offered the housing sector a helping hand. In November, for example, housing starts posted a gain of 9.3%, which represented the highest monthly growth rate since July 1995, when housing starts were up 11.5%. Nevertheless, by year-end, we observed that poor weather in the West caused December's housing starts to plunge by 12.2%.

WHAT'S IN STORE FOR 1997
After growing at a rate of 2.5% in 1996, we think the economy may slow down in 1997, as growth softens. Some of this slowdown is likely to be caused by a continued dampening of growth in consumer credit.

As growth slows, consumer prices should increase by approximately 3.5% (on a year-over-year basis) in 1997, due to growing labor cost pressures. This factor is likely to push long-term interest rates up during the year. After starting the year at 6.5%, we believe that the 30-year Treasury bond may peak during the second half of the year and then fall back to approximately 6.9% in the fourth quarter if economic growth slows.

One of the major uncertainties for the bond market in the first half of 1997 will be whether or not the tight labor market persists, and, furthermore, whether it will result in much firmer consumer prices. Current bond prices suggest that the market remains optimistic, but in the event that these pressures translate into much higher prices, the bond market may encounter great difficulty in the first half of the year.

We suspect that the Federal Reserve may combat rising consumer prices with an increase in short-term interest rates. Our preliminary projections show that the federal funds rate may move up during the first half of 1997, which should place some downward pressure on stock prices.

            [SIG]
Anthony Chan, Ph.D.
VICE PRESIDENT AND CHIEF ECONOMIST
BANC ONE INVESTMENT ADVISORS CORPORATION

----
 4

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

TREASURY ONLY MONEY MARKET FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1996
(Amounts in Thousands)
(Unaudited)

 PRINCIPAL                    SECURITY                    AMORTIZED
  AMOUNT                    DESCRIPTION                     COST
-----------  ------------------------------------------  -----------
                    U.S. TREASURY OBLIGATIONS (99.0%):
U.S. Treasury Bills (36.6%):
 $  50,000   1/2/97....................................   $  49,993
    50,000   1/9/97....................................      49,945
     6,970   1/30/97...................................       6,943
    52,095   2/6/97....................................      51,838
     8,841   2/27/97...................................       8,773
    50,000   3/6/97....................................      49,550

 PRINCIPAL                    SECURITY                    AMORTIZED
  AMOUNT                    DESCRIPTION                     COST
-----------  ------------------------------------------  -----------

U.S. TREASURY OBLIGATIONS, CONTINUED:

U.S. Treasury Notes (62.4%):
 $  20,000   8.00%, 1/15/97 (b)........................   $  20,018
    59,060   7.50%, 1/31/97............................      59,168
    50,000   4.75%, 2/15/97............................      49,950
   100,000   6.75%, 2/28/97 (b)........................     100,242
    60,000   6.88%, 2/28/97............................      60,143
    25,000   6.63%, 3/31/97............................      25,085
    20,000   6.88%, 3/31/97............................      20,073
    10,000   6.50%, 4/30/97............................      10,029
    25,000   5.88%, 7/31/97............................      25,076
                                                         -----------
                       Total U.S. Treasury Obligations      586,826
                                                         -----------
                             Total (Cost--$586,826)(a)    $ 586,826
                                                         -----------
                                                         -----------

------------

Percentages indicated are based on net assets of $593,037.

      (a)  Cost and value for federal income tax and financial reporting purposes are the same.

      (b)  A portion of this security was loaned as of December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                            ----

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds

GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                              DECEMBER 31, 1996
(Amounts in Thousands)
(Unaudited)

 PRINCIPAL                                                MARKET
  AMOUNT               SECURITY DESCRIPTION                VALUE
-----------  -----------------------------------------  -----------
                    U.S. GOVERNMENT AGENCIES (52.3%):
                            Federal Farm Credit Bank:
 $  10,000   5.40%, 4/1/97............................   $   9,996
    25,000   5.84%, 6/18/97...........................      24,981
                              Federal Home Loan Bank:
    25,000   5.26%, 2/14/97...........................      24,839
    16,550   4.94%, 3/4/97............................      16,545
    18,500   5.04%, 3/6/97............................      18,493
    20,000   5.33%, 3/18/97...........................      19,992
    25,000   5.42%, 3/20/97...........................      24,706
    10,000   5.80%, 8/12/97...........................       9,988
     7,000   5.83%, 12/19/97..........................       7,019
                    Federal Home Loan Mortgage Corp.:
    25,000   5.34%, 2/24/97...........................      24,800
    25,000   5.22%, 2/28/97...........................      24,790
    25,000   5.30%, 3/19/97...........................      24,717
    25,000   5.77%, 6/6/97............................      24,980
                    Federal National Mortgage Assoc.:
    41,600   5.34%, 3/10/97...........................      41,180
    10,000   5.18%, 4/16/97...........................       9,849
    30,000   5.12%, 9/3/97*...........................      29,989
    19,750   5.64%, 9/3/97............................      19,693
    20,000   5.40%, 12/5/97...........................      19,973
     4,000   5.32%, 6/2/99*...........................       4,000
    20,000   5.32%, 7/26/99*..........................      20,000
    10,000   5.32%, 9/22/99*..........................      10,000

 PRINCIPAL                                                MARKET
  AMOUNT               SECURITY DESCRIPTION                VALUE
-----------  -----------------------------------------  -----------

U.S. GOVERNMENT AGENCIES, CONTINUED:

                  Student Loan Marketing Association:
 $  40,000   5.39%, 11/24/97*.........................   $  40,000
    25,000   5.41%, 9/28/98*..........................      25,000
    25,000   5.41%, 11/10/98*.........................      25,000
    10,000   5.43%, 1/13/99*..........................       9,999
    10,000   5.44%, 8/2/99*...........................       9,996
                                                        -----------
                       Total U.S. Government Agencies      520,525
                                                        -----------
                 Total Investments, at amortized cost      520,525
                                                        -----------
                       REPURCHASE AGREEMENTS (47.9%):
   230,000   Lehman Brothers, 7.02%, 1/2/97
               (collateralized by $242,160 Various
               U.S. Government Securities, 0.00% -
               8.36%, 12/02/97 - 07/15/26, market
               value $234,559)........................     230,000
   247,047   Prudential Securities, 7.02%, 1/2/97
               (collateralized by $318,940 Various
               U.S. Government Securities, 0.00% -
               12.50%, 01/08/97 - 02/15/25, market
               value $252,103)........................     247,047
                                                        -----------
                          Total Repurchase Agreements      477,047
                                                        -----------
Total (Cost--$997,572) (a)                               $ 997,572
                                                        -----------
                                                        -----------

------------

Percentages indicated are based on net assets of $995,936.

      (a)  Cost for federal income tax and financial reporting purposes are the same.

        *  Variable rate securities. The interest rate, which will change periodically, is based upon an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

----
 6

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1996
(Unaudited)

                                                                           (Amounts in Thousands,
                                                                         except per share amounts)

                                                                        TREASURY ONLY   GOVERNMENT
                                                                        MONEY MARKET   MONEY MARKET
                                                                            FUND           FUND
                                                                        -------------  -------------
ASSETS:
Investments, at amortized cost........................................    $ 586,826      $ 520,525
Repurchase agreements, at cost........................................           --        477,047
                                                                        -------------  -------------
Total.................................................................      586,826        997,572
Interest receivable...................................................        8,688          3,332
Deferred organization costs...........................................            5             31
Prepaid expenses and other assets.....................................           20              7
                                                                        -------------  -------------
TOTAL ASSETS..........................................................      595,539      1,000,942
                                                                        -------------  -------------
LIABILITIES:
Dividends payable.....................................................        2,373          4,653
Payable for shares redeemed...........................................            1
Accrued expenses and other payables:
    Investment advisory fees..........................................           37             70
    Administration fees...............................................           23             44
    Other.............................................................           68            239
                                                                        -------------  -------------
TOTAL LIABILITIES.....................................................        2,502          5,006
                                                                        -------------  -------------
NET ASSETS:
Capital...............................................................      593,132        996,134
Accumulated undistributed net realized losses from investment
 transactions.........................................................          (95)          (198)
                                                                        -------------  -------------
NET ASSETS............................................................    $ 593,037      $ 995,936
                                                                        -------------  -------------
                                                                        -------------  -------------
Outstanding units of beneficial interest..............................      593,132        996,134
                                                                        -------------  -------------
                                                                        -------------  -------------
Net Asset Value:
  Offering and redemption price per share.............................    $    1.00      $    1.00
                                                                              -----          -----
                                                                              -----          -----

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                            ----

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------

STATEMENTS OF OPERATIONS              FOR THE SIX MONTHS ENDED DECEMBER 31, 1996
(Unaudited)

                                                                                               (Amounts in Thousands)

                                                                                          TREASURY ONLY
                                                                                           MONEY MARKET    GOVERNMENT MONEY
                                                                                               FUND          MARKET FUND
                                                                                         ----------------  ----------------
INVESTMENT INCOME:
Interest income........................................................................     $   12,125        $   25,761
Income from securities lending.........................................................             63                11
                                                                                               -------           -------
TOTAL INCOME...........................................................................         12,188            25,772
                                                                                               -------           -------
EXPENSES:
Investment advisory fees...............................................................            186               380
Administration fees....................................................................            116               238
Custodian and accounting fees..........................................................             11                 3
Legal and audit fees...................................................................              5                 3
Organization costs.....................................................................              2                11
Trustees' fees and expenses............................................................              2                 1
Transfer agent fees....................................................................              4                --
Registration and filing fees...........................................................             28                --
Printing costs.........................................................................              5                 4
Other..................................................................................              1                --
                                                                                               -------           -------
TOTAL EXPENSES.........................................................................            360               640
                                                                                               -------           -------
Net Investment Income..................................................................         11,828            25,132
                                                                                               -------           -------
REALIZED GAINS (LOSSES) FROM INVESTMENT TRANSACTIONS:
Net realized losses from investment transactions.......................................            (19)             (132)
                                                                                               -------           -------
Net increase in net assets resulting from operations...................................     $   11,809        $   25,000
                                                                                               -------           -------
                                                                                               -------           -------

SEE NOTES TO FINANCIAL STATEMENTS.

----
 8

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       (Amounts in Thousands)

                                                           TREASURY ONLY MONEY         GOVERNMENT MONEY
                                                               MARKET FUND                MARKET FUND
                                                        -------------------------  -------------------------
                                                         SIX MONTHS                 SIX MONTHS
                                                           ENDED      YEAR ENDED      ENDED      YEAR ENDED
                                                        DECEMBER 31,   JUNE 30,    DECEMBER 31,   JUNE 30,
                                                            1996         1996          1996         1996
                                                        ------------  -----------  ------------  -----------
                                                        (UNAUDITED)                (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income.............................  $    11,828   $    18,797  $    25,132   $    42,135
    Net realized gains (losses) from investment
      transactions....................................          (19 )         (76)        (132 )           8
                                                        ------------  -----------  ------------  -----------
Change in net assets resulting from operations........       11,809        18,721       25,000        42,143
                                                        ------------  -----------  ------------  -----------
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS:
    From net investment income........................      (11,828 )     (18,797)     (25,132 )     (42,135)
                                                        ------------  -----------  ------------  -----------
    In excess of net realized gains from investment
      transctions.....................................           --           (21)          --            --
                                                        ------------  -----------  ------------  -----------
Change in net assets from shareholder distributions...      (11,828 )     (18,818)     (25,132 )     (42,135)
                                                        ------------  -----------  ------------  -----------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.......................      831,197     1,135,597    2,097,834     2,638,822
    Dividends reinvested..............................        1,669         2,487        5,370        10,663
    Cost of shares redeemed...........................     (655,771 )  (1,010,723)  (1,962,749 )  (2,514,579)
                                                        ------------  -----------  ------------  -----------
Change in net assets from share transactions..........      177,095       127,361      140,455       134,906
                                                        ------------  -----------  ------------  -----------
Change in Net Assets..................................      177,076       127,264      140,323       134,914
NET ASSETS:
    Beginning of period...............................      415,961       288,697      855,613       720,699
                                                        ------------  -----------  ------------  -----------
    End of period.....................................  $   593,037   $   415,961  $   995,936   $   855,613
                                                        ------------  -----------  ------------  -----------
                                                        ------------  -----------  ------------  -----------
SHARE TRANSACTIONS:
    Issued............................................      831,197     1,135,597    2,097,834     2,638,822
    Reinvested........................................        1,669         2,487        5,370        10,663
    Redeemed..........................................     (655,771 )  (1,010,723)  (1,962,749 )  (2,514,579)
                                                        ------------  -----------  ------------  -----------
Change in shares......................................      177,095       127,361      140,455       134,906
                                                        ------------  -----------  ------------  -----------
                                                        ------------  -----------  ------------  -----------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                            ----

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1996
(Unaudited)

1.  ORGANIZATION:

    The One Group (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The Trust is registered to offer four classes of shares: Fiduciary, Class A, Class B, and Service. The Trust currently consists of thirty active funds. The accompanying financial statements and financial highlights are those of the Treasury Only Money Market Fund and the Government Money Market Fund (individually a "Fund", collectively the "Funds") only. The Funds are diversified mutual funds and are not offered in multiple classes.

    The Funds' investment objectives are as follows:

FUND                                           OBJECTIVE
---------------------------------------------  --------------------------------------------------------------------
Treasury Only Money Market Fund                High current income with liquidity and stability of principal with the added assurance of a fund that does not purchase securities that are subject to repurchase agreements.

Government Money Market Fund                   High current income with liquidity and stability of principal.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION

     Securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Funds may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average maturity which exceeds 90 days.

     REPURCHASE AGREEMENTS

     The Government Money Market Fund may invest in repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. Repurchase agreements are considered to be loans by a fund under the 1940 Act.

     SECURITY TRANSACTIONS AND RELATED INCOME

     Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Interest income, including any discount or premium, is accrued as earned using the effective interest method.

CONTINUED

----
 10

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1996
(Unaudited)

     SECURITIES LENDING

     To generate additional income, the Funds may lend up to 33% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest on securities lent while simultaneously seeking to earn interest on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of December 31, 1996, the following Fund had securities with the following amortized cost on loan (amount in thousands):

                                                                    AMORTIZED COST
                                                                       OF LOANED
                                                                      SECURITIES
                                                                    ---------------
Treasury Only Money Market Fund...................................     $  75,314

     The loaned securities were fully collateralized by cash and U.S. Government securities as of December 31, 1996.

     EXPENSES

     Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one fund of the Trust are allocated among the respective Funds.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared daily and paid monthly. Net income for this purpose consists of interest accrued and discount earned (including both original issue discount and market discount) less amortization of any market premium and accrued expenses. Net realized capital gains, if any, are distributed at least annually.

     Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences, if any, have been reclassified among the components of net assets.

     ORGANIZATION COSTS

     Costs incurred by the Trust in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution have been deferred and are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. All such costs, which are attributable to more than one fund of the Trust, have been allocated among the respective Funds' pro-rata, based on the relative net assets of each Fund. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related Fund will be reimbursed by such holder for any unamortized organization costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

CONTINUED

                                                                            ----

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                       DECEMBER 31, 1996
(Unaudited)

     FEDERAL INCOME TAXES

     The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

3.  SHARES OF BENEFICIAL INTEREST:

    The Trust has an unlimited number of shares of beneficial interest, with no par value, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Currently, shares of the Trust are registered to be offered through forty series and four classes: Fiduciary, Class A, Class B and Service. As of December 31, 1996, no shareholders were in the Service Class. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

4.  INVESTMENT ADVISORY, ADMINISTRATIVE AND DISTRIBUTION AGREEMENTS:

    The Trust and Banc One Investment Advisors Corporation (the "Adviser") are parties to an investment advisory agreement under which the Adviser is entitled to receive a fee, computed daily and paid monthly, equal to 0.08% of the average daily net assets of each Fund.

    The Trust and The One Group Services Company (the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., are parties to an administrative agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.05% of each Fund's average daily net assets. The Adviser also serves as Sub-Administrator to each fund of the Trust, pursuant to an agreement between the Administrator and the Adviser. Pursuant to this agreement, the Adviser performs many of the Administrator's duties, for which the Adviser receives a fee paid by the Administrator.

    The One Group Services Company (the "Distributor") and the Trust are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. No compensation is paid to the Distributor for distribution services for the Funds.

    Certain officers of the Trust are affiliated with the Administrator. Such officers receive no compensation from the Funds for serving in their respective roles.

----
 12

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                           TREASURY ONLY MONEY MARKET FUND
                                      -------------------------------------------------------------------------
                                       SIX MONTHS                                                    APRIL 16,
                                          ENDED                  YEARS ENDED JUNE 30,                 1993 TO
                                      DECEMBER 31,     -----------------------------------------     JUNE 30,
                                          1996            1996           1995           1994         1993 (A)
                                      -------------    -----------    -----------    -----------    -----------
                                       (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............     $  1.000       $     1.000    $     1.000    $     1.000    $     1.000
                                      -------------    -----------    -----------    -----------    -----------
Investment Activities:
  Net investment income............        0.027             0.052          0.051          0.032          0.006
                                      -------------    -----------    -----------    -----------    -----------
Distributions:
  Net investment income............       (0.027)           (0.052)        (0.051)        (0.032)        (0.006)
                                      -------------    -----------    -----------    -----------    -----------
NET ASSET VALUE,
  END OF PERIOD....................     $  1.000       $     1.000    $     1.000    $     1.000    $     1.000
                                      -------------    -----------    -----------    -----------    -----------
                                      -------------    -----------    -----------    -----------    -----------
Total Return.......................         2.59%(b)          5.38%          5.22%          3.23%          2.96%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................     $593,037       $   415,961    $   288,697    $   217,725    $    60,330
  Ratio of expenses to average net
    assets.........................         0.15%(c)          0.17%          0.20%          0.15%          0.07%(c)
  Ratio of net investment income to
    average net assets.............         5.08%(c)          5.23%          5.14%          3.23%          2.95%(c)
  Ratio of expenses to average net
    assets*........................         0.15%(c)          0.17%          0.21%          0.22%          0.33%(c)
  Ratio of net investment income to
    average net assets*............         5.08%(c)          5.23%          5.13%          3.16%          2.69%(c)

----------

        *  During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Period from commencement of operations.

      (b)  Not annualized.

      (c)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                            ----

--------------------------------------------------------------------------------

The One Group Family of Mutual Funds
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                            GOVERNMENT MONEY MARKET FUND
                                      -------------------------------------------------------------------------
                                       SIX MONTHS                                                    JUNE 14,
                                          ENDED                  YEARS ENDED JUNE 30,                 1993 TO
                                      DECEMBER 31,     -----------------------------------------     JUNE 30,
                                          1996            1996           1995           1994         1993 (A)
                                      -------------    -----------    -----------    -----------    -----------
                                       (UNAUDITED)
NET ASSET VALUE,
  BEGINNING OF PERIOD..............     $  1.000       $     1.000    $     1.000    $     1.000    $  1.000
                                      -------------    -----------    -----------    -----------    -----------
Investment Activities:
  Net investment income............        0.026             0.055          0.053          0.033       0.001
                                      -------------    -----------    -----------    -----------    -----------
Distributions:
  Net investment income............       (0.026)           (0.055)        (0.053)        (0.033)     (0.001)
                                      -------------    -----------    -----------    -----------    -----------
NET ASSET VALUE,
  END OF PERIOD....................     $  1.000       $     1.000    $     1.000    $     1.000    $  1.000
                                      -------------    -----------    -----------    -----------    -----------
                                      -------------    -----------    -----------    -----------    -----------
Total Return.......................         2.70%(b)          5.61%          5.41%          3.40%       3.28%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)..........................     $995,936       $   855,613    $   720,699    $   692,253    $244,991
  Ratio of expenses to average net
    assets.........................         0.13%(c)          0.18%          0.21%          0.11%       0.07%(c)
  Ratio of net investment income to
    average net assets.............         5.29%(c)          5.46%          5.28%          3.41%       3.13%(c)
  Ratio of expenses to average net
    assets*........................         0.13%(c)          0.18%          0.22%          0.20%       0.33%(c)
  Ratio of net investment income to
    average net assets*............         5.29%(c)          5.46%          5.27%          3.32%       2.87%(c)

----------

        *  During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

      (a)  Period from commencement of operations.

      (b)  Not annualized.

      (c)  Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

----
 14

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